UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 12, 2003

NTL Europe, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30673	13-4105887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Purchase Street, Rye, New York 10580
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 921-1800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

Press Release

On September 12, 2003, NTL Europe, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)	Not Applicable

(c) Exhibit.	The following exhibit is filed with this report:

99.1	Press Release, dated September 12, 2003, of NTL Europe, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL EUROPE, INC.
(Registrant)

By: /s/ Jeffrey A. Brodsky
Name: Jeffrey A. Brodsky
Title: President and Chief Executive Officer

Dated: September 12, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated September 12, 2003, of NTL Europe, Inc.